                                  VINTAGELIFE
       Modified Single Flexible Premium Variable Life Insurance Policies

                       MAY 1, 2017 PROSPECTUS SUPPLEMENT

                           ISSUED TO INDIVIDUALS BY:
BRIGHTHOUSE LIFE INSURANCE COMPANY -- BRIGHTHOUSE FUND UL FOR VARIABLE LIFE
                                   INSURANCE

This prospectus supplement updates certain information contained in your last prospectus dated May 2, 2005, as annually and periodically supplement, for VintageLife, a modified single premium variable life insurance policy issued by Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA) (the "Company"). Please keep this prospectus supplement for future reference. The Company no longer offers the Policies to new purchasers. It does continue to accept additional premium payments from existing policy owners. Although the Policy can operate as a single premium policy, additional -payments may be made under certain circumstances provided there are no outstanding policy loans.

You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE "FUNDS", listed below). The value of your Policy will vary based on the performance of the Funds you select. The following Funds are available under all Policies (please see "The Funds" section for additional Funds that may be available depending on when you purchased your Policy):

BRIGHTHOUSE FUNDS TRUST I
     Brighthouse Asset Allocation 100 Portfolio -- Class B
     Invesco Small Cap Growth Portfolio -- Class A
     MFS(R) Research International Portfolio -- Class B
     PIMCO Inflation Protected Bond Portfolio -- Class A
     T. Rowe Price Large Cap Value Portfolio -- Class E
BRIGHTHOUSE FUNDS TRUST II
     BlackRock Bond Income Portfolio -- Class A
     BlackRock Capital Appreciation Portfolio -- Class A
     BlackRock Ultra-Short Term Bond Portfolio -- Class A
     Brighthouse Asset Allocation 20 Portfolio -- Class B
     Brighthouse Asset Allocation 40 Portfolio -- Class B
     Brighthouse Asset Allocation 60 Portfolio -- Class B
     Brighthouse Asset Allocation 80 Portfolio -- Class B
  Brighthouse/Wellington Core Equity Opportunities Portfolio -- Class A
     Frontier Mid Cap Growth Portfolio -- Class D
     MFS(R) Total Return Portfolio -- Class F
     MFS(R) Value Portfolio -- Class A
  Western Asset Management Strategic Bond Opportunities Portfolio -- Class A LEGG MASON PARTNERS VARIABLE EQUITY TRUST -- CLASS I
     QS Variable Conservative Growth
     QS Variable Growth
     QS Variable Moderate Growth
LEGG MASON PARTNERS VARIABLE INCOME TRUST -- CLASS I
     Western Asset Core Plus VIT Portfolio
VANGUARD VARIABLE INSURANCE FUND
     Mid-Cap Index Portfolio
     Total Stock Market Index Portfolio

Certain Funds and Trusts have been subject to a name change. Please see "Additional Information Regarding Funds" for more information.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                           FUND CHARGES AND EXPENSES

The next two tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2016. Certain Funds may impose a redemption fee in the future. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2016, unless otherwise noted. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Current prospectuses for the Fund can be obtained by calling 1-800-334-4298.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or
 service (12b-1) fees, and other expenses)                                                    0.16%       1.01%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.


                                                                DISTRIBUTION
                                                                   AND/OR
                                                   MANAGEMENT      SERVICE       OTHER
FUND                                                   FEE      (12B-1) FEES   EXPENSES
------------------------------------------------- ------------ -------------- ----------
BRIGHTHOUSE FUNDS TRUST I
 Brighthouse Asset Allocation 100 Portfolio
  -- Class B.....................................    0.07%         0.25%        0.01%
 Invesco Small Cap Growth Portfolio --
  Class A........................................    0.85%          --          0.03%
 MFS(R) Research International Portfolio --
  Class B........................................    0.70%         0.25%        0.04%
 PIMCO Inflation Protected Bond Portfolio
  -- Class A.....................................    0.47%          --          0.28%
 T. Rowe Price Large Cap Value Portfolio --
  Class E........................................    0.57%         0.15%        0.02%
BRIGHTHOUSE FUNDS TRUST II
 BlackRock Bond Income Portfolio --
  Class A........................................    0.33%          --          0.04%
 BlackRock Capital Appreciation Portfolio
  -- Class A.....................................    0.70%          --          0.02%
 BlackRock Ultra-Short Term Bond Portfolio
  -- Class A.....................................    0.35%          --          0.03%
 Brighthouse Asset Allocation 20 Portfolio
  -- Class B.....................................    0.09%         0.25%        0.03%
 Brighthouse Asset Allocation 40 Portfolio
  -- Class B.....................................    0.06%         0.25%         --
 Brighthouse Asset Allocation 60 Portfolio
  -- Class B.....................................    0.05%         0.25%         --
 Brighthouse Asset Allocation 80 Portfolio
  -- Class B.....................................    0.05%         0.25%        0.01%
 Brighthouse/Wellington Core Equity
  Opportunities Portfolio -- Class A.............    0.70%          --          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class D........................................    0.72%         0.10%        0.03%
 MFS(R) Total Return Portfolio -- Class F........    0.56%         0.20%        0.05%
 MFS(R) Value Portfolio -- Class A...............    0.70%          --          0.02%



                                                                    TOTAL       FEE WAIVER    NET TOTAL
                                                     ACQUIRED       ANNUAL        AND/OR       ANNUAL
                                                     FUND FEES    OPERATING      EXPENSE      OPERATING
FUND                                               AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------------- -------------- ----------- --------------- ----------
BRIGHTHOUSE FUNDS TRUST I
 Brighthouse Asset Allocation 100 Portfolio
  -- Class B.....................................     0.68%        1.01%           --          1.01%
 Invesco Small Cap Growth Portfolio --
  Class A........................................      --          0.88%         0.02%         0.86%
 MFS(R) Research International Portfolio --
  Class B........................................      --          0.99%         0.06%         0.93%
 PIMCO Inflation Protected Bond Portfolio
  -- Class A.....................................      --          0.75%         0.01%         0.74%
 T. Rowe Price Large Cap Value Portfolio --
  Class E........................................      --          0.74%         0.03%         0.71%
BRIGHTHOUSE FUNDS TRUST II
 BlackRock Bond Income Portfolio --
  Class A........................................      --          0.37%           --          0.37%
 BlackRock Capital Appreciation Portfolio
  -- Class A.....................................      --          0.72%         0.09%         0.63%
 BlackRock Ultra-Short Term Bond Portfolio
  -- Class A.....................................      --          0.38%         0.02%         0.36%
 Brighthouse Asset Allocation 20 Portfolio
  -- Class B.....................................     0.53%        0.90%         0.02%         0.88%
 Brighthouse Asset Allocation 40 Portfolio
  -- Class B.....................................     0.57%        0.88%           --          0.88%
 Brighthouse Asset Allocation 60 Portfolio
  -- Class B.....................................     0.60%        0.90%           --          0.90%
 Brighthouse Asset Allocation 80 Portfolio
  -- Class B.....................................     0.64%        0.95%           --          0.95%
 Brighthouse/Wellington Core Equity
  Opportunities Portfolio -- Class A.............      --          0.72%         0.11%         0.61%
 Frontier Mid Cap Growth Portfolio --
  Class D........................................      --          0.85%         0.02%         0.83%
 MFS(R) Total Return Portfolio -- Class F........      --          0.81%           --          0.81%
 MFS(R) Value Portfolio -- Class A...............      --          0.72%         0.14%         0.58%

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
FUND                                                FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A..........    0.57%          --          0.03%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST --
 CLASS I
 ClearBridge Variable Large Cap Value
  Portfolio+..................................    0.65%          --          0.07%
 QS Variable Conservative Growth..............     --            --          0.13%
 QS Variable Growth...........................     --            --          0.11%
 QS Variable Moderate Growth..................     --            --          0.23%
LEGG MASON PARTNERS VARIABLE INCOME TRUST
 -- CLASS I
 Western Asset Core Plus VIT Portfolio........    0.45%          --          0.06%
VANGUARD VARIABLE INSURANCE FUND
 Mid-Cap Index Portfolio......................    0.16%          --          0.03%
 Total Stock Market Index Portfolio...........     --            --           --



                                                                 TOTAL       FEE WAIVER    NET TOTAL
                                                  ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                  FUND FEES    OPERATING      EXPENSE      OPERATING
FUND                                            AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------- -------------- ----------- --------------- -----------
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A..........     0.01%        0.61%         0.05%         0.56%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST --
 CLASS I
 ClearBridge Variable Large Cap Value
  Portfolio+..................................      --          0.72%           --          0.72%
 QS Variable Conservative Growth..............     0.69%        0.82%           --          0.82%
 QS Variable Growth...........................     0.79%        0.90%           --          0.90%
 QS Variable Moderate Growth..................     0.75%        0.98%         0.03%         0.95%
LEGG MASON PARTNERS VARIABLE INCOME TRUST
 -- CLASS I
 Western Asset Core Plus VIT Portfolio........      --          0.51%           --          0.51%
VANGUARD VARIABLE INSURANCE FUND
 Mid-Cap Index Portfolio......................      --          0.19%           --          0.19%
 Total Stock Market Index Portfolio...........     0.16%        0.16%           --          0.16%

+     Not available under all Policies. Availability depends on Policy issue date.


The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.

Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


                                   THE FUNDS


                 FUND                            INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
------------------------------------- ----------------------------------------- --------------------------------------
BRIGHTHOUSE FUNDS TRUST I
 Brighthouse Asset Allocation 100     Seeks growth of capital.                  Brighthouse Investment Advisers, LLC
  Portfolio -- Class B
 Invesco Small Cap Growth Portfolio   Seeks long-term growth of capital.        Brighthouse Investment Advisers, LLC
  -- Class A                                                                    Subadviser: Invesco Advisers, Inc.
 MFS(R) Research International        Seeks capital appreciation.               Brighthouse Investment Advisers, LLC
  Portfolio -- Class B                                                          Subadviser: Massachusetts Financial
                                                                                Services Company
 PIMCO Inflation Protected Bond       Seeks maximum real return,                Brighthouse Investment Advisers, LLC
  Portfolio -- Class A                consistent with preservation of capital   Subadviser: Pacific Investment
                                      and prudent investment management.        Management Company LLC
 T. Rowe Price Large Cap Value        Seeks long-term capital appreciation      Brighthouse Investment Advisers, LLC
  Portfolio -- Class E                by investing in common stocks             Subadviser: T. Rowe Price Associates,
                                      believed to be undervalued. Income        Inc.
                                      is a secondary objective.
BRIGHTHOUSE FUNDS TRUST II
 BlackRock Bond Income Portfolio      Seeks a competitive total return          Brighthouse Investment Advisers, LLC
  -- Class A                          primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                      fixed-income securities.
 BlackRock Capital Appreciation       Seeks long-term growth of capital.        Brighthouse Investment Advisers, LLC
  Portfolio -- Class A                                                          Subadviser: BlackRock Advisors, LLC

                 FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- ---------------------------------------- -------------------------------------
 BlackRock Ultra-Short Term Bond       Seeks a high level of current income     Brighthouse Investment Advisers, LLC
  Portfolio -- Class A                 consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                       capital.
 Brighthouse Asset Allocation 20       Seeks a high level of current income,    Brighthouse Investment Advisers, LLC
  Portfolio -- Class B                 with growth of capital as a secondary
                                       objective.
 Brighthouse Asset Allocation 40       Seeks high total return in the form of   Brighthouse Investment Advisers, LLC
  Portfolio -- Class B                 income and growth of capital, with a
                                       greater emphasis on income.
 Brighthouse Asset Allocation 60       Seeks a balance between a high level     Brighthouse Investment Advisers, LLC
  Portfolio -- Class B                 of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
 Brighthouse Asset Allocation 80       Seeks growth of capital.                 Brighthouse Investment Advisers, LLC
  Portfolio -- Class B
 Brighthouse/Wellington Core Equity    Seeks to provide a growing stream of     Brighthouse Investment Advisers, LLC
  Opportunities Portfolio -- Class A   income over time and, secondarily,       Subadviser: Wellington Management
                                       long-term capital appreciation and       Company LLP
                                       current income.
 Frontier Mid Cap Growth Portfolio     Seeks maximum capital appreciation.      Brighthouse Investment Advisers, LLC
  -- Class D                                                                    Subadviser: Frontier Capital
                                                                                Management Company, LLC
 MFS(R) Total Return Portfolio --      Seeks a favorable total return through   Brighthouse Investment Advisers, LLC
  Class F                              investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                                Services Company
 MFS(R) Value Portfolio -- Class A     Seeks capital appreciation.              Brighthouse Investment Advisers, LLC
                                                                                Subadviser: Massachusetts Financial
                                                                                Services Company
 Western Asset Management              Seeks to maximize total return           Brighthouse Investment Advisers, LLC
  Strategic Bond Opportunities         consistent with preservation of          Subadviser: Western Asset
  Portfolio -- Class A                 capital.                                 Management Company
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST -- CLASS I
 ClearBridge Variable Large Cap        Seeks long-term growth of capital.       Legg Mason Partners Fund Advisor,
  Value Portfolio+                     Current income is a secondary            LLC
                                       objective.                               Subadviser: ClearBridge Investments,
                                                                                LLC
 QS Variable Conservative Growth       Seeks a balance of growth of capital     Legg Mason Partners Fund Advisor,
                                       and income.                              LLC
                                                                                Subadviser: QS Investors, LLC
 QS Variable Growth                    Seeks capital appreciation.              Legg Mason Partners Fund Advisor,
                                                                                LLC
                                                                                Subadviser: QS Investors, LLC
 QS Variable Moderate Growth           Seeks long-term growth of capital.       Legg Mason Partners Fund Advisor,
                                                                                LLC
                                                                                Subadviser: QS Investors, LLC

                 FUND                           INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
------------------------------------- --------------------------------------- ----------------------------------
LEGG MASON PARTNERS VARIABLE
 INCOME TRUST -- CLASS I
 Western Asset Core Plus VIT          Seeks to maximize total return,         Legg Mason Partners Fund Advisor,
  Portfolio                           consistent with prudent investment      LLC
                                      management and liquidity needs, by      Subadvisers: Western Asset
                                      investing to obtain an average          Management Company; Western
                                      duration within 30% of the average      Asset Management Company
                                      duration of the domestic bond market    Limited; Western Asset Management
                                      as a whole.                             Company Ltd.; Western Asset
                                                                              Management Company Pte Ltd.
VANGUARD VARIABLE INSURANCE FUND
 Mid-Cap Index Portfolio              Seeks to track the performance of a     The Vanguard Group, Inc.
                                      benchmark index that measures the
                                      investment return of
                                      mid-capitalization stocks.
 Total Stock Market Index Portfolio   Seeks to track the performance of a     The Vanguard Group, Inc.
                                      benchmark index that measures the
                                      investment return of the overall stock
                                      market.

+     Not available under all Policies. Availability depends on Policy issue date.



                     ADDITIONAL INFORMATION REGARDING FUNDS

Certain Funds and trusts were subject to a name change. The chart below identifies the former name and new name of each of these Funds and the former name and new name of the trust of which the Fund is a part.


FUND/TRUST NAME CHANGES


                     FORMER NAME                                           NEW NAME
----------------------------------------------------- -------------------------------------------------
MET INVESTORS SERIES TRUST                            BRIGHTHOUSE FUNDS TRUST I
 MetLife Allocation 100 Portfolio                     Brighthouse Allocation 100 Portfolio
METROPOLITAN SERIES FUND                              BRIGHTHOUSE FUNDS TRUST II
 Met/Wellington Core Equity Opportunities Portfolio   Brighthouse/Wellington Core Equity Opportunities
                                                      Portfolio
 MetLife Asset Allocation 20 Portfolio                Brighthouse Asset Allocation 20 Portfolio
 MetLife Asset Allocation 40 Portfolio                Brighthouse Asset Allocation 40 Portfolio
 MetLife Asset Allocation 60 Portfolio                Brighthouse Asset Allocation 60 Portfolio
 MetLife Asset Allocation 80 Portfolio                Brighthouse Asset Allocation 80 Portfolio

SHARE CLASS DESIGNATION CHANGE

Certain Funds were subject to a share class designation change. The chart below identifies the former and new share class designation for these Funds.


             FORMER SHARE CLASS                           NEW SHARE CLASS
------------------------------------------- ------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 QS Variable Conservative Growth            QS Variable Conservative Growth - Class 1
 QS Variable Growth                         QS Variable Growth - Class 1
 QS Variable Moderate Growth                QS Variable Moderate Growth - Class 1

             DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS
--------------------------------------------------------------------------------
                             THE INSURANCE COMPANY



Brighthouse Life Insurance Company (the "Company"), known prior to March 6, 2017 as MetLife Insurance Company USA, is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. The Company had previously been known as MetLife Insurance Company of Connecticut, but changed its name to MetLife Insurance Company USA when it changed its state of domicile from Connecticut to Delaware on November 14, 2014. - The Company is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. - The Company is a subsidiary of, and controlled by, MetLife, Inc. ("MetLife"), a publicly-traded company. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. - The Company's executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.


In January 2016, MetLife announced its plan to pursue the separation of a substantial portion of its U.S. retail business. In preparation for the planned separation, in August 2016, MetLife formed a new, wholly-owned Delaware holding company, Brighthouse Financial, Inc. ("Brighthouse Financial"), which filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC") in October 2016, as amended in December 2016, reflecting MetLife's current initiative to conduct the separation in the form of a spin-off.

To effect the separation, first, MetLife expects to undertake the restructuring described in more detail in the Form 10. The restructuring would result in future Brighthouse Financial subsidiaries, including Brighthouse Life Insurance Company, being wholly-owned subsidiaries of Brighthouse Financial. Following the restructuring, MetLife would distribute at least 80.1% of Brighthouse Financial's common stock to MetLife's shareholders (the "Distribution"), and Brighthouse Financial would become a separate, publicly-traded company. The separation remains subject to certain conditions including, among others, obtaining final approval from the MetLife board of directors, receipt of a favorable IRS ruling and an opinion from MetLife's tax adviser regarding certain U.S. federal income tax matters, receipt of the approval of state insurance and other regulatory authorities and an SEC declaration of the effectiveness of the Form 10.

Following the Distribution, if it occurs, the Company will be a wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial. MetLife currently plans to dispose of its remaining shares of Brighthouse Financial common stock as soon as practicable following the Distribution, but in no event later than five years after the Distribution. For more information about Brighthouse Financial and the Distribution, please see the most recent amendment to Brighthouse Financial's Form 10 (SEC File No. 001-37905), available via the SEC's EDGAR system on its website at https://www.sec.gov/edgar/searchedgar/companysearch.html.

No assurances can be given regarding the final form the Distribution (or any alternative separation transaction) may take or the specific terms thereof, or that the Distribution (or any other form of separation) will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable life insurance Policy. The Company will remain fully responsible for its contractual obligations to Policy Owners, and you should carefully consider the potential impact of any separation transaction that may occur on the Company's financial strength and claims-paying ability.


                              THE SEPARATE ACCOUNT

Prior to March 6, 2017, Brighthouse Fund UL for Variable Life Insurance was known as MetLife of CT Fund UL for Variable Life Insurance.


                      CHARGES AGAINST THE SEPARATE ACCOUNT

We are waiving an amount of the Mortality and Expense Risk Charge equal to the Fund's expenses that are in excess of 0.65% for the Investment Option investing in the PIMCO Inflation Protected Bond Portfolio (Class A), 1.10% for the Investment Option investing in the MFS Research International Portfolio (Class
B) and 0.80% for the Investment Option investing in the T. Rowe Price Large Cap Value Portfolio (Class E).

                                   TRANSFERS
--------------------------------------------------------------------------------
                           RESTRICTIONS ON TRANSFERS


The following two paragraphs in this section have been modified:

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Funds, in a 12-month period there were:
(1) six or more transfers involving a given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and/or (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, upon a first violation you will receive a warning letter. Upon a second violation, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail and will reject transfer requests requested via facsimile, telephone or Internet. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

   o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

   o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Policy Owner.



                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX, FOREIGN OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.


                      POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

   o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

   o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn -- including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

   o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

   o A definition of a life insurance contract

   o Diversification requirements for separate account assets

   o Limitations on policy owner's control over the assets in a separate account

   o Guidelines to determine the maximum amount of premium that may be paid into a policy

   o Limitations on withdrawals from a policy

   o Qualification testing for all life insurance policies that have cash value features.


                            TAX STATUS OF THE POLICY


DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. The death benefit under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC. If fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.


INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.


                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.


IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the Death Benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution or a deemed distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."


MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, in general, any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 591/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person such as a corporation.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 591/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.


DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST NON-TAXABLE RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS GAIN TAXABLE AS ORDINARY INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction even where such entity's indebtedness is in no way connected to the Policy, unless the insured is an employee, officer, director or 20% owner.


INVESTMENT IN THE POLICY

Investment in the policy generally includes the aggregate amount of premiums or other consideration paid for the policy, reduced by non-taxable distributions.


BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser.


TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.



                            OTHER TAX CONSIDERATIONS
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The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.


                            ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.


                          DISTRIBUTION & COMPENSATION
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                                  DISTRIBUTION


Effective March 6, 2017, our affiliate, Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, replaced MetLife Investors Distribution Company as the principal underwriter and distributor of the Policies.

































Book 40                                                    May 1, 2017